Exhibit 10.28

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

January 31, 2007 (rev. 03/07/07)

Joan Roberts, RN, MS

Senior Director, Contract Services - Medical

Novation

125 East John Carpenter Freeway

Irving, TX 75062

Re:	Supplier Agreement # MS50662

Dear Joan:

Effective February 1, 2007, Masimo Corporation and Novation, LLC hereby agree to make the following changes to Supplier Agreement #MS50662.

The following price changes to Exhibit A are items that are DECREASING IN PRICE:

Item Number	Description	Tier	UOM	New Price	Previous Price
1980	RAD-5/5V PROTECTIVE BOOT - YELLOW	001	EA	[…***…]	[…***…]
1980	RAD-5/5V PROTECTIVE BOOT -YELLOW	002	EA	[…***…]	[…***…]
1981	RAD-5/5V PROTECTIVE BOOT - RED	001	EA	[…***…]	[…***…]
1981	RAD-5/5V PROTECTIVE BOOT - RED	002	EA	[…***…]	[…***…]
1982	RAID-5/5V PROTECTIVE BOOT - ORANGE	001	EA	[…***…]	[…***…]
1982	RAD-515V PROTECTIVE BOOT - ORANGE	002	EA	[…***…]	[…***…]

The following items have a change in the Unit of Measure (UOM):

Item Number	Description	Tier	New UOM	Previous UOM	Pricing
1054	REPLACEMENT TAPES BAG FOR LNOP NEO PT AND NEO PT-BRIDGE SENSORS; 12/PACK	001	PH	PK	[…***…]
1054	REPLACEMENT TAPES BAG FOR LNOP NEO PT AND NEO PT-BRIDGE SENSORS, 12/PACK	002	PH	PK	[…***…]
1054	REPLACEMENT TAPES BAG FOR LNOP NEO PT AND NEC PT-BRIDGE SENSORS, 12/PACK	003	PH	PK	[…***…]

* Confidential Treatment Requested

Item Number	Description	Tier	New UOM	Previous UOM	Pricing
1584	RADICAL POWER CORD LOCK, 5/PK	001	PH	PK	[…***…]
1584	RADICAL POWER CORD LOCK, 5/PK	002	PH	PK	[…***…]
1584	RADICAL POWER CORD LOCK, 5/PK	003	PH	PK	[…***…]
1600	ACCESSORY ADHESIVE SQUARES, 144/PK	001	PH	PK	[…***…]
1600	ACCESSORY ADHESIVE SQUARES, 144/PK	002	PH	PK	[…***…]
1600	ACCESSORY ADHESIVE SQUARES, 144/PK	003	PH	PK	[…***…]
1601	ACCESSORY CLOTHING CLIPS, 5/PK	001	PH	PK	[…***…]
1601	ACCESSORY CLOTHING CLIPS, 5/PK	002	PH	PK	[…***…]
1601	ACCESSORY CLOTHING CLIPS, 5/PK	003	PH	PK	[…***…]
1602	FOAM WRAPS FOR LNOP Yl MULTISITE REUSABLE SENSOR, 12/PK	001	PH	PK	[…***…]
1602	FOAM WRAPS FOR LNOP Yl MULTISITE REUSABLE SENSOR, 12/PK	002	PH	PK	[…***…]
1602	FOAM WRAPS FOR LNOP Yi MULTISITE REUSABLE SENSOR, 12/PK	003	PH	PK	[…***…]
1608	HEADBAND FOR LNOP/LNCS TF-I, 5/PACK	001	PH	PK	[…***…]
1608	HEADBAND FOR LNOP/LNCS TF-I, 5/PACK	002	PH	PK	[…***…]
1608	HEADBAND FOR LNOP/LNCS TF-I, 5/PACK	003	PH	PK	[…***…]
1903	ADHESIVE PAD LNOP/LNCS TF-I, 20/PACK	001	PH	PK	[…***…]
1903	ADHESIVE PAD LNOP/LNCS TF-I, 20/PACK	002	PH	PK	[…***…]
1903	ADHESIVE PAD LNOP/LNCS TF-I, 20/PACK	003	PH	PK	[…***…]
1904	RAD-9 POWER CORD LOCK, 5/PACK	001	PH	PK	[…***…]
1904	RAD-9 POWER CORD LOCK, 5/PACK	002	PH	PK	[…***…]
1904	RAD-9 POWER CORD LOCK, 5/PACK	003	PH	PK	[…***…]

The following items have an update in the product description and a change in UOM:

Item Number	Description	Tier	New UOM	Previous UOM	Pricing
1801	REPLACEMENT TAPES LNOP INF-L AND LNOP NEWBORN INFANT SENSORS, 100/PACK	001	PH	PK	[…***…]
1801	REPLACEMENT TAPES LNOP INF-L AND LNOP NEWBORN INFANT SENSORS, 100/PACK	002	PH	PK	[…***…]
1801	REPLACEMENT TAPES LNOP INF-L AND LNOP NEWBORN INFANT SENSORS, 100/PACK	003	PH	PK	[…***…]
1926	REPLACEMENT WRAP FOR LNOP NEOPT-L AND LNOP NEWBORN NEONATAL SENSORS	001	PH	PK	[…***…]
1926	REPLACEMENT WRAP FOR LNOP NEOPT-L AND LNOP NEWBORN NEONATAL SENSORS	002	PH	PK	[…***…]
1926	REPLACEMENT WRAP FOR LNOP NEOPT-L AND LNOP NEWBORN NEONATAL SENSORS	003	PH	PK	[…***…]

Include rationale for price changes, item additions and deletions:

* Confidential Treatment Requested

Sincerely,

/s/ Jim Beyer
Jim Beyer Vice President, National Accounts

AGREED AND ACCEPTED Novation

By:	/s/ Joan Roberts	Date: March 23, 2007
Joan Roberts Senior Director, Contract Management